FY2021 Q1 Results February 5, 2021 Exhibit 99.2

The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements accompanied by meaningful cautionary statements. Except for historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, which may be identified by words such as “continues”, “estimates”, “anticipates”, “projects”, “plans”, “seeks”, “may”, “will”, “expects”, “intends”, “believes”, “signals”, “should”, “can”, “guidance” and similar expressions or the negative versions thereof and which also may be identified by their context. All statements that address operating performance or events or developments that Meridian expects or anticipates will occur in the future, including, but not limited to, statements relating to per share diluted net earnings, sales, product demand, revenue, operating margin, other guidance and the impact of COVID-19 on its business and prospects, are forward-looking statements. Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made. Specifically, Meridian’s forward-looking statements are, and will be, based on management’s then-current views and assumptions regarding future events and operating performance. Meridian assumes no obligation to publicly update or revise any forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ materially, including, without limitation, the following: Meridian’s operating results, financial condition and continued growth depends, in part, on its ability to introduce into the marketplace enhancements of existing products or new products that incorporate technological advances, meet customer requirements and respond to products developed by Meridian’s competition, its ability to effectively sell such products and its ability to successfully expand and effectively manage increased sales and marketing operations. While Meridian has introduced a number of internally developed products and acquired products, there can be no assurance that it will be successful in the future in introducing such products on a timely basis or in protecting its intellectual property, and unexpected or costly manufacturing costs associated with its introduction of new products or acquired products could cause actual results to differ from expectations. Meridian relies on proprietary, patented and licensed technologies. As such, the Company’s ability to protect its intellectual property rights, as well as the potential for intellectual property litigation, would impact its results. Ongoing consolidations of reference laboratories and formation of multi-hospital alliances may cause adverse changes to pricing and distribution. Recessionary pressures on the economy and the markets in which the Company’s customers operate, as well as adverse trends in buying patterns from customers, can change expected results. Costs and difficulties in complying with laws and regulations, including those administered by the United States Food and Drug Administration, can result in unanticipated expenses and delays and interruptions to the sale of new and existing products, as can the uncertainty of regulatory approvals and the regulatory process (including the currently ongoing study and other FDA actions regarding the Company’s LeadCare products). The international scope of Meridian’s operations, including changes in the relative strength or weakness of the U.S. dollar and general economic conditions in foreign countries, can impact results and make them difficult to predict. One of Meridian’s growth strategies is the acquisition of companies and product lines. There can be no assurance that additional acquisitions will be consummated or that, if consummated, will be successful and the acquired businesses will be successfully integrated into Meridian’s operations. There may be risks that acquisitions may disrupt operations and may pose potential difficulties in employee retention, and there may be additional risks with respect to Meridian’s ability to recognize the benefits of acquisitions, including potential synergies and cost savings or the failure of acquisitions to achieve their plans and objectives. Meridian cannot predict the outcome of future goodwill impairment testing and the impact of possible goodwill impairments on Meridian’s earnings and financial results. Meridian cannot predict the possible impact of U.S. health care legislation enacted in 2010 – the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act – and any modification or repeal of any of the provisions thereof initiated by Congress or the presidential administration, and any similar initiatives in other countries on its results of operations. Efforts to reduce the U.S. federal deficit, breaches of Meridian’s information technology systems, trade wars, increased tariffs, and natural disasters and other events could have a materially adverse effect on Meridian’s results of operations and revenues. The Company can make no assurances that a material weakness in its internal control over financial reporting will not be identified in the future, which if identified and not properly corrected, could materially and adversely affect its operations and result in material misstatements in its financial statements. Meridian also is subject to risks and uncertainties related to disruptions to or reductions in business operations or prospects due to pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as COVID-19. In addition to the factors described in this paragraph, please also refer to additional factors identified from time to time in the Company’s filings with the Securities and Exchange Commission, including in Part I, Item 1A Risk Factors of the Company’s most recent Annual Report on Form 10-K, which contains a list and description of uncertainties, risks and other matters that may affect the Company. Readers should carefully review these forward-looking statements and risk factors, and not place undue reliance on the Company’s forward-looking statements. Forward Looking Statements

Certain financial measures presented in this presentation, such as operating expenses, operating income, operating margin, net earnings and net earnings per diluted share, each on an adjusted basis, excluding as applicable the effects of acquisition-related costs, changes in fair value of acquisition consideration, restructuring costs and selected legal costs, are not recognized under United States generally accepted accounting principles, or GAAP. Management believes this non-GAAP financial information is useful to investors in evaluating our performance, as these measures: (i) help investors to more meaningfully evaluate and compare the results of operations from period to period by removing the impacts of these non-routine items; and (ii) are used by management for various purposes, including evaluating performance from period to period in presentations to our board of directors, and as a basis for strategic planning and forecasting. While we believe these financial measures are commonly used by investors to evaluate our performance and that of our competitors, the non-GAAP measures in this presentation may be different from non-GAAP measures used by other companies and should not be considered as an alternative to performance measures derived in accordance with GAAP. In addition, the non-GAAP measures presented herein are not based on any comprehensive set of accounting rules or principles. These non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with GAAP, and they should not be considered as alternatives to information attributable to Meridian Bioscience, Inc. determined in accordance with GAAP. See the consolidated financial statements included in our reports filed with the U.S. Securities and Exchange Commission for our GAAP results. Additionally, for reconciliations of the non-GAAP measures included herein to our closest reported GAAP measures, refer to the reconciliations included in the press release of Meridian Bioscience, Inc. dated February 5, 2021. Non-GAAP Financial Measures

Record quarter for Meridian in sales and earnings Received RADx grant for development of Revogene® SARS-CoV-2 Assay and submitted for FDA Emergency Use Authorization Launched paradigm-shifting Air-Dryable Master Mix to replace lyophilization in manufacturing of molecular assays Q1 FY2021 Business Highlights Diagnostics Life Science

FY2021 First Quarter Earnings Summary ($000’s except Per Share Amounts) Adjusted (Non-GAAP) FY2021 FY2020 Change Net revenues $92,917 $47,421 +96% Gross margin % 66% 58% +8 pts Operating expenses(1) Ratio $24,610 26% $20,475 43% +20% -17 pts Operating income Margin % $36,938 40% $7,176 15% +415% +25 pts Net earnings Diluted EPS $28,486 $0.65 $4,179 $0.10 +582% +550% GAAP FY2021 FY2020 Change Operating expenses $26,884 $22,257 +21% Operating income Margin % $34,664 37% $5,394 11% +543% +26 pts Net earnings Diluted EPS $26,779 $0.61 $2,827 $0.07 +847% +771% Highlights Diagnostics segment net revenues -13% YoY and +2% to Q4 FY20. Life Science segment net revenues +396%. Gross margin affected favorably by Life Science revenue contributions, particularly, molecular reagents. Operating expenses include a full quarter of costs from the Exalenz acquisition, consummated April 30, 2020; and higher levels of incentive compensation, both cash bonus and equity awards. GAAP operating expenses reflect selected legal costs of $1.2M and an increase in the fair value of the GenePOC contingent consideration of $1M. 1) Includes Corporate expenses of $2.7M in 2021 and $1.7M in 2020.

FY2021 First Quarter Operating Segment Highlights ($000’s) Diagnostics segment (Adjusted Non-GAAP) FY2021 FY2020 Change Net revenues $30,321 $34,791 -13% Operating income / (loss) Margin % ($135) NMF $6,458 19% NMF NMF Diagnostics revenue by: Technology: Molecular assays $4,590 $6,903 -34% Non-molecular assays 25,731 27,888 -8% Disease State: GI (Gastrointestinal) $15,452 $16,251 -5% RI (Respiratory Illnesses) 4,806 7,778 -38% Blood Chemistry (Lead) 4,394 4,951 -11% Other 5,669 5,811 -2% Life Science segment (Adjusted Non-GAAP) FY2021 FY2020 Change Net revenues $62,596 $12,630 +396% Operating income Margin % $39,797 64% $2,423 19% +1,542% +45 pts Life Science revenue by: Technology: Molecular reagents $46,029 $5,367 +758% Immunological reagents 16,567 7,263 +128% Region: Americas $18,755 $4,012 +367% EMEA 32,311 4,960 +551% ROW 11,530 3,658 +215% China (included in ROW) 3,326 1,765 +88% Product / Customer Highlights: Non-critical care assay volumes adversely affected by COVID-19 pandemic. Upper single-digit growth in H. pylori family from BreathID® system. Product / Customer Highlights: Significant growth across all regions. Meaningful contributions from new markets including Turkey and India.

FY2021 Fiscal Year Guidance Meridian Bioscience Diagnostics Life Science Prior Guidance Updated FY2021 Guidance Meridian Bioscience Consolidated net revenues: $320 to $350 Million Adjusted operating margin: 31% to 33% Adjusted net earnings per share*: $1.70 to $1.90 Diagnostics Net revenues: $140 to $150 million Life Science Net revenues: $180 to $200 million Consolidated net revenues: $290 to $310 Million Adjusted operating margin: 23.5% to 24.5% Adjusted net earnings per share*: $1.14 to $1.28 Net revenues: $140 to $150 million Net revenues: $150 to $160 million * Assumes 44.3M diluted share count

Minimal hands-on time Sample to result in 2 steps with less than 1-minute hands-on time allowing lab techs to improve lab workflow efficiency The Revogene® SARS-CoV-2 Assay Platform for growth First RNA based assay which opens additional opportunities to grow the respiratory franchise Performance you can trust Performance of 92.9% PPA and 99.0% NPA based on 209 real patient specimens – one of the most robust clinicals to date(1) Quick turn around time Walk-away efficiencies with early positive results as early as 47 minutes(2) Based on analysis of number of real patient samples used in the clinicals studies of the 10 most relevant diagnostics competitors with FDA EUA Negative results require the full 85 minute run-time

How it works The Air-Dryable Mix Revolution What it does? Replaces the need to lyophilize a molecular kit to make it room temperature stable Why is this important? Cost per test drops ($1-3/test) Everyone can do this in house with an oven, very simple Large market opportunity Ideal for price sensitive markets beyond human Dx What is unique about this Mix? Only one on the market DNA/RNA detection of crude specimen Outstanding performance compared to wet/lyophilized mixes Perfect for multiplexing Air-dryable qPCR Mix Primers & Probes Air-dry Wet mix can be dispensed into vials, plates or strips and subsequently air-dried under temperature controlled conditions Just add DNA & run assay

# Diagnostics R&D Pipeline

## (as of 12/31/2020)

| | Feasibility | Development | Clinicals | FDA | Expected FY21 FDA Submissions |
|---|---|---|---|---|---|
| Breath  | | | | Liver MBT PMA | |
| Immunoassay  | Streptococcus pneumoniae / Legionella | Shiga Toxin | *C. difficile*<br>Campylobacter | | *C. difficile*<br>Campylobacter |
| Molecular  | | RI Panel<br>GI Panel | | COVID-19 EUA | COVID-19 EUA<br>GI Panel |
| Blood Chemistry  | Hemoglobin<br>Bilirubin | PediaStat Analyzer<br>Lead | | | |

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Contact: mbi@meridianbioscience.com